UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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IMPERALIS HOLDINGS CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IMPERALIS HOLDING CORP.

1421 McCarthy Blvd.

Milpitas, CA 95035

Telephone: (949) 444-5464

NOTICE OF SHAREHOLDER ACTION BY WRITTEN CONSENT

TO ALL SHAREHOLDERS OF IMPERALIS HOLDING CORP.

September ____, 2022

Dear Shareholders of Imperalis Holding Corp.:

This Notice and the accompanying Information Statement are first being mailed on or about September ___, 2022, to the holders of record of the outstanding common stock and preferred stock of Imperalis Holding Corp., a Nevada corporation (the “Company” “we,” “us,” or “our”) as of September 12, 2022 (the “Record Date”). We are furnishing this Information Statement in connection with actions taken by our majority shareholder, which has the authority to vote a majority of the outstanding shares of our common stock, par value $0.001 per share (“Common Stock”).

By written consent dated September 12, 2022, shareholders holding 89.9% of the voting equity of the Company approved and ratified the following corporate actions (collectively, the “Actions”):

1.	The adoption of the Amended and Restated Articles of Incorporation, as amended (the “Amended Articles”) to, among other items, increase our authorized shares of common stock from 200,000,000 to 750,000,000 (the “Share Increase”).

2.	The adoption of the Amended Articles to, among other items, change the name of the Company from “Imperalis Holding Corp.” to “TurnOnGreen, Inc.” (the “Name Change”).

3.	The adoption of the Amended and Restated Bylaws of the Company (the “Amended Bylaws”).

4.	Approval of the compensation of our named executive officers on a non-binding advisory basis during the fiscal year ended December 31, 2021.

5.	Approval of a frequency of “Three Years” for future advisory votes on executive compensation.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the proposals will not be effective until at least 20 calendar days after the mailing of the Information Statement to our shareholders. Therefore, the Information Statement is being sent to you for informational purposes only.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Pursuant to rules adopted by the Securities and Exchange Commission, copies of these reports may be obtained from the SEC’s EDGAR archives at https://sec.report. This is not a notice of a meeting of shareholders and no shareholders’ meeting will be held to consider the action described herein. The accompanying Information Statement is being furnished to you solely for the purpose of informing shareholders of the action described herein pursuant to Section 14(c) of the Exchange Act and the regulations promulgated thereunder, including Regulation 14C.

ACCORDINGLY, WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY. NO PROXY CARD HAS BEEN ENCLOSED WITH THE INFORMATION STATEMENT.

The accompanying Information Statement will serve as written notice to shareholders of the Company pursuant to Section 78.370 of the Nevada Revised Statutes.

Dated: September ___, 2022	By	Order of the Board of Directors
Amos Kohn
Chief Executive Officer

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TABLE OF CONTENTS

INFORMATION CONCERNING THE ACTIONS BY WRITTEN CONSENT		iv

A NOTE ABOUT FORWARD-LOOKING STATEMENTS		vi

ACTION NO. 1	AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK	1

Outstanding Shares and Purpose of the Amendment		1

Effects of the Increase in Authorized Common Stock		1

No Appraisal Rights		1

Approval of the Board of Directors and Majority Shareholder		1

ACTION NO. 2	AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE OUR NAME FROM IMPERALIS HOLDING CORP. TO TURNONGREEN, INC.	2

Reasons for the Amendment		2

Effect of the Amendment		2

No Appraisal Rights		2

Approval of the Board of Directors and Majority Shareholder		2

ACTION NO. 3	ADOPTION OF THE AMENDED AND RESTATED BYLAWS	3

Reason for the Amendment		3

No Appraisal Rights		3

Approval of the Board of Directors and Majority Shareholder		3

ACTION NO. 4	APPROVAL OF EXECUTIVE COMPENSATION A NON-BINDING ADVISORY BASIS ("SAY-ON-PAY")	4

Approval of the Board of Directors and Majority Shareholder		4

ACTION NO. 5	APPROVAL OF THE FREQUENCY OF HOLDING FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION	5

Approval of the Board of Directors and Majority Shareholder		5

CERTAIN INFORMATION REGARDING THE COMPANY		6

Voting Securities		6

Security Ownership of Certain Beneficial Owners and Management		6

DIRECTORS AND EXECUTIVE OFFICERS		6

Election of Directors and Officers		7

Audit Committee		8

Director Independence		8

Code of Ethics		8

Family Relationships		8

Legal Proceedings		8

Change of Control Arrangements		8

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE		9

CORPORATE GOVERNANCE		10

Director Independence		10

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Board Committees	10

Board Oversight	10

Director Nominations	10

Shareholder Communication with the Board	10

EXECUTIVE COMPENSATION	10

Summary Compensation Table	10

Employment Agreements	11

Termination Provisions	11

Outstanding Equity Awards at Fiscal Year End	11

Director Compensation	11

DESCRIPTION OF SECURITIES	11

Common Stock	11

Voting Rights	11

No Cumulative Voting	11

Rights upon Liquidation, Dissolution or Winding-Up of the Company	11

Preferred Stock	12

Options	12

Warrants	12

Liability and Indemnity of Directors and Officers	12

WHERE YOU CAN FIND MORE INFORMATION	12

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IMPERALIS HOLDING CORP.

1421 McCarthy Blvd.

Milpitas, CA 95035

Telephone: (949) 444-5464

PRELIMINARY INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING YOU OF THE MATTERS DESCRIBED HEREIN.

Information Concerning the Actions by Written Consent

This Information Statement is being furnished to the shareholders of Imperalis Holding Corp., a Nevada corporation (the “Company”, “we”, “us” or “our”), pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, for the purpose of informing our shareholders that, on September 12, 2022, our board of directors (the “Board”) approved by written consent, and on September 12, 2022, the shareholders holding a majority of the voting power of the Company also approved by written consent, the following corporate actions (collectively, the “Actions”):

1.	The adoption of the Amended and Restated Articles of Incorporation, as amended (the “Amended Articles”) to, among other items, increase our authorized shares of common stock from 200,000,000 to 750,000,000 (the “Share Increase”).

2.	The adoption of the Amended Articles to, among other items, change the name of the Company from “Imperalis Holding Corp.” to “TurnOnGreen, Inc.” (the “Name Change”).

3.	The adoption of the Amended and Restated Bylaws of the Company (the “Amended Bylaws”).

4.	Approval of the compensation of our named executive officers on a non-binding advisory basis during the fiscal year ended December 31, 2021.

5.	Approval of a frequency of “Three Years” for future advisory votes on executive compensation.

Prior Shareholder Approval

Our ability to undertake the Actions without a meeting of our shareholders is authorized by Section 78.320(2) of the Nevada Revised Statutes. That section generally provides that a Nevada corporation may substitute for action on a matter by its shareholders at a meeting the written consent of the holders of outstanding shares of capital stock holding at least the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on the matter are present and voted. In accordance with this provision, we obtained the written consent of the shareholders owning an aggregate of 288,900,420 shares of our Common Stock (collectively, the “Majority Shareholder”) to the Actions. As a result of the action of the Majority Shareholder, we are not soliciting proxies, and there will be no other shareholder action required.

Holders of record of the Company's Common Stock are entitled to notice of the action taken by written consent approving the Actions.

Under Nevada law and our Articles of Incorporation the affirmative vote of a majority of the votes entitled to be cast by holders of all shares of our Common Stock outstanding as of the close of business on of the Record Date (defined hereinafter), was required to approve the Actions.

The Amended Articles, attached hereto as Annex A, will become effective when they have been accepted for filing by the Secretary of State of the State of Nevada. We expect the filing will be made promptly following the date that is 20 days from the date this Information Statement is disseminated to our shareholders.

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Record Date

Our Board of Directors has fixed the close of business on September 12, 2022 (the “Record Date”), as the record date for determining our shareholders who are entitled to receive this Information Statement. Only our shareholder of record as of the Record Date are entitled to notice of the information disclosed in this Information Statement. As of the Record Date, there were 161,704,695 shares of common stock, par value $0.001 (“Common Stock”), and 25,000 shares of Series A Preferred Stock issued and outstanding. Shareholders as of the Record Date who did not consent to any of the Actions are not entitled to dissenters’ rights or appraisal rights in connection with any of the Actions under the laws of the State of Nevada or under our bylaws.

Expenses

The cost of preparing and furnishing this Information Statement will be borne by us. We may request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Common Stock held on the Record Date.

Shareholders Sharing an Address

We will deliver, or cause to be delivered, only one copy of this Information Statement to multiple shareholders sharing an address, unless we have received contrary instructions from one or more of the shareholders. We undertake to promptly deliver, or cause to be promptly delivered, upon written or oral request, a separate copy of this Information Statement to a shareholder at a shared address to which a single copy of this Information Statement is delivered. A shareholder can notify us that the shareholder wishes to receive a separate copy of this Information Statement by contacting us at the address set forth above. Conversely, if multiple shareholders sharing an address receive multiple Information Statements and wish to receive only one, such shareholders can notify us at the address set forth above.

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A NOTE ABOUT FORWARD-LOOKING STATEMENTS

This Information Statement may contain forward-looking statements that involve a number of risks and uncertainties. Words such as “anticipates,” “expects,” “intends,” “goals,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “may,” “will,” “would,” “should,” “could,” and variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of our future financial performance, our anticipated growth and trends in our businesses, uncertain events or assumptions, and other characterizations of future events or circumstances are forward-looking statements. Such statements are based on management’s expectations as of the date of this filing and involve many risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in our forward-looking statements. Such risks and uncertainties include those described throughout this Information Statement. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Readers are urged to carefully review and consider the various disclosures made in this Information Statement and in other documents we file from time to time with the Securities and Exchange Commission (the “SEC”) that disclose risks and uncertainties that may affect our business. The forward-looking statements in this Information Statement do not reflect the potential impact of any divestitures, mergers, acquisitions, or other business combinations that had not been completed as of the date of filing of this Information Statement. In addition, the forward-looking statements in this Information Statement are made as of the date of this filing, and we do not undertake, and expressly disclaim any duty to update such statements, whether as a result of new information, new developments or otherwise, except to the extent that disclosure may be required by law.

vi

ACTION NO. 1

AMENDMENT TO THE ARTICLES OF INCORPORATION

TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK

On September 12, 2022, the Board and Majority Shareholder approved the Amended Articles, which increase our authorized shares of Common Stock from 200,000,000 to 750,000,000 (the “Share Increase”). The Share Increase will become effective upon the filing of the Amended Articles, substantially as set forth on Annex A (subject to any changes required by applicable law). We will file the Amended Articles to effectuate the Share Increase approximately (but not less than) 20 days after the definitive information statement is mailed to our shareholders.

Outstanding Shares and Purpose of the Amendment

Our Articles of Incorporation currently authorize us to issue a maximum of 200,000,000 shares of Common Stock, par value $0.001 per share, and 10,000,000 shares of preferred stock. As of the Record Date, we had 161,704,695 shares of Common Stock issued and outstanding and 25,000 shares of Series A Preferred Stock issued and outstanding.

The Board of Directors believes that the increase in our authorized Common Stock will provide us with greater flexibility with respect to our capital structure for purposes including additional equity financings and stock-based acquisitions.

Effects of the Increase in Authorized Common Stock

The additional shares of Common Stock will have the same rights as the presently authorized shares, including the right to cast one vote per share of Common Stock. Although the authorization of additional shares will not, in itself, have any effect on the rights of any holder of our Common Stock, the future issuance of additional shares of Common Stock (other than by way of a stock split or dividend) would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing shareholders.

At present, the Board has no plans to issue the additional shares of Common Stock authorized by the Amended Articles. However, it is possible that some of these additional shares could be used in the future for various other purposes without further shareholder approval, except as such approval may be required in particular cases by our charter documents, applicable law or the rules of any stock exchange or other quotation system on which our securities may then be listed. These purposes may include: raising capital, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies, and expanding our business or product lines through the acquisition of other businesses or products.

We could also use the additional shares of Common Stock that will become available pursuant to the Amended Articles to oppose a hostile takeover attempt or to delay or prevent changes in control or management of our company. Although the Board’ approval of the Amended Articles was not prompted by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at us), nevertheless, shareholders should be aware that the Amended Articles could facilitate future efforts by us to deter or prevent changes in control of our company, including transactions in which our shareholders might otherwise receive a premium for their shares over then current market prices.

No Appraisal Rights

Our shareholders are not entitled to appraisal rights with respect to the Share Increase. Furthermore, we do not intend to independently provide our shareholders with any such rights.

Approval of the Board of Directors and Majority Shareholder

On September 12, 2022, the Board of Directors and Majority Shareholder approved the Share Increase by written consent in lieu of a meeting. Accordingly, in compliance with the laws of the State of Nevada and our Bylaws, a majority of the outstanding voting shares has approved the Share Increase, and no other vote or proxy is required of the shareholders.

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ACTION NO. 2

AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE

OUR NAME FROM IMPERALIS HOLDING CORP. TO TURNONGREEN, INC.

On September 12, 2022, the Board and Majority Shareholder approved the Amended Articles, which change our name from Imperalis Holding Corp. to TurnOnGreen, Inc. (the “Name Change”). The Name Change will become effective upon the filing of the Amended Articles, substantially as set forth on Annex A (subject to any changes required by applicable law). We will file the Amended Articles to effectuate the Share Increase approximately (but not less than) 20 days after the definitive information statement is mailed to our shareholders.

Reasons for the Amendment

The change in our corporate name is intended to strengthen our Company’s brand. The new corporate name will reflect that the Company will continue the existing business operations of TOGI.

Accordingly, our Board has concluded that it is in the Company’s best interests to change our corporate name to TurnOnGreen, Inc.

Effect of the Amendment

Once the Amended Articles are filed with the Nevada Secretary of State, the Name Change will not have any material effect on our business, operations, or reporting requirements or affect the validity or transferability of any existing stock certificates that bear the name “Imperalis Holding Corp.” Shareholders with certificated shares may continue to hold their existing stock certificates and will not be required to submit their stock certificates for exchange, except as otherwise provided herein. The rights of shareholders holding certificated shares under existing stock certificates and the number of shares represented by those certificates will remain unchanged. Direct registration accounts and any new stock certificates that are issued after the name change becomes effective will bear the name “TurnOnGreen, Inc.”

Article I of the Amended Articles will read in its entirety as follows:

“The name of this corporation is TurnOnGreen, Inc. (hereinafter, the “Corporation”).”

No Appraisal Rights

Our shareholders are not entitled to appraisal rights with respect to the Name Change. Furthermore, we do not intend to independently provide our shareholders with any such rights.

Approval of the Board of Directors and Majority Shareholder

On September 12, 2022, the Board of Directors and Majority Shareholder approved the Name Change by written consent in lieu of a meeting. Accordingly, in compliance with the laws of the State of Nevada and our Bylaws, a majority of the outstanding voting shares has approved the Name Change, and no other vote or proxy is required of the shareholders.

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ACTION NO. 3

ADOPTION OF THE AMENDED AND RESTATED BYLAWS

On September 12, 2022, the Board and Majority Shareholder approved an amendment and restatement of the Company’s Bylaws in substantially the same form, terms and conditions as attached hereto as Annex B (the “Amended Bylaws”). The Board believes the adoption of the Amended Bylaws is in the best interests of the shareholders as the Amended Bylaws provide the Company with the flexibility necessary to carry out its business plan and attract potential strategic partners.

Reason for the Amendment

The overall goal of the amendments described below is to improve and enhance the Company’s corporate governance structure and simplify the Bylaws.

Therefore, the Board believes that the Amended Bylaws will make the administration of the future operations of the Company more efficient and provide more flexibility for the management of the Company within the limits of applicable law, including, allowing the Board to set the number of directors and fill vacancies in the Board, to be consistent with the provisions of the Articles of Incorporation of the Company. The adoption of the Amended Bylaws will not alter the directors’ fiduciary obligations to the Company.

No Appraisal Rights

Our shareholders are not entitled to appraisal rights in connection with the amendment to the Bylaws as set forth above. Furthermore, we do not intend to independently provide our shareholders with any such rights.

Approval of the Board of Directors and Majority Shareholder

On September 12, 2022, the Board and Majority Shareholder approved the Amended Bylaws by written consent in lieu of a meeting. Accordingly, in compliance with the laws of the State of Nevada and our Bylaws, a majority of the outstanding voting shares has approved the Amended Bylaws, and no other vote or proxy is required of the shareholders.

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ACTION NO. 4

APPROVAL OF EXECUTIVE COMPENSATION A NON-BINDING ADVISORY BASIS ("SAY-ON-PAY")

The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in 2010, requires that we provide our shareholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this Information Statement in accordance with the compensation disclosure rules of the SEC. Upon the recommendation of the Board, the Majority Shareholder also approved, on a non-binding basis, the compensation paid to our named executive officers for the fiscal year ended December 31, 2021, which is commonly known as a “say-on-pay.” The Board and Majority Shareholder have approved the following Action:

“RESOLVED, that the shareholders approve, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion in the Company’s Annual Report on Form 10-K.”

The Board and Shareholders approved this resolution because they believe that the policies and practices described in the Compensation of Directors and Executive Officers section are effective in achieving our goals of rewarding sustained financial and operating performance and leadership excellence, aligning the executives’ long-term interests with those of our shareholders and motivating the executives to remain with us for long and productive careers.

Approval of the Board of Directors and Majority Shareholder

On September 12, 2022, the Board and Majority Shareholder approved the Say-On-Pay proposal by written consent in lieu of a meeting. Accordingly, in compliance with the laws of the State of Nevada and our Bylaws, a majority of the outstanding voting shares has approved the Say-On-Pay proposal, and no other vote or proxy is required of the shareholders.

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ACTION NO. 5

APPROVAL OF THE FREQUENCY OF HOLDING FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

The Dodd-Frank Act also enables the Company’s shareholders to vote, on a non-binding advisory basis, on the frequency with which they would prefer to cast a non-binding advisory vote on the compensation of the Company’s Named Executive Officers. Pursuant to Section 14A of the Exchange Act, the Company is required to hold an advisory vote to determine the frequency of the advisory shareholder vote on executive compensation at least every six (6) years.

The Board and Majority Shareholder have determined that the frequency of an advisory vote on the compensation of our named executive officers will be conducted every three (3) years. The next advisory vote on the executive compensation and on the frequency of an advisory vote on executive compensation will take place in 2025 and 2028, respectively.

In considering the interests of our shareholders and the Company, the Board has determined that the recommended frequency for which the Company should hold a shareholder advisory vote to approve the compensation paid to the Company’s named executive officers should be every three (3) years. We believe that every three (3) years is the appropriate frequency to hold a Say-on-Pay vote for several reasons. As our compensation programs reward both short-term and long-term performance, shareholder input on executive compensation would be most useful if the effectiveness of our compensation program is evaluated and judged over a multi-year period. Further, a three-year interval provides the Board with sufficient time to evaluate the effectiveness of its compensation policies and implement changes in response to its evaluation and the results of the advisory vote. Thus, the Board recommends that shareholders approve an advisory vote on the Say-On-Pay frequency of every three (3) years. The Majority Shareholder has approved the Board’s recommendation.

The Board believes that an advisory vote on executive compensation every three years is consistent with the Company’s practice of seeking input and engaging in dialogue with its shareholders on corporate governance matters (including the practice of having all directors elected annually and annually providing shareholders the opportunity to ratify the Company’s selection of independent accounting firm) and the Company’s executive compensation philosophy, policies and practices.  While the Board values the opinions of the Company’s shareholders, this vote was and is advisory, which means that the vote on frequency is not binding on the Company, the Board and/or the Compensation Committee.

Approval of the Board of Directors and Majority Shareholder

On September 12, 2022, by written consent in lieu of a meeting, the Board and Majority Shareholder approved the frequency of the advisory vote on executive compensation every three years. Accordingly, in compliance with the laws of the State of Nevada and our Bylaws, a majority of the outstanding voting shares has approved the frequency of the advisory vote on executive compensation, and no other vote or proxy is required of the shareholders.

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CERTAIN INFORMATION REGARDING THE COMPANY

Voting Securities

There are currently two class of voting securities of the Company entitled to be voted at a meeting, or by written consents or authorizations if no meeting is held. As of the date of this Information Statement, the Company’s authorized capital stock included 200,000,000 shares of common stock, of which 161,704,695 shares are issued and outstanding, and 10,000,000 shares of preferred stock, of which 25,000 shares of Series A Preferred Stock are issued and outstanding.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information with respect to the beneficial ownership of the Company’s outstanding common stock as of September 12, 2022 by (i) any holder of more than five (5%) percent; (ii) each of the named executive officers, directors, and director nominees; and (iii) our directors, director nominees and named executive officers as a group. Except as otherwise indicated, each of the shareholders listed below has sole voting and investment power over the shares beneficially owned.

Unless otherwise indicated in the footnotes to the following table, each person named in the table has sole voting and investment power and that person’s address is c/o TurnOnGreen, Inc., 1421 McCarthy Blvd., Milpitas, California 95035.

Name and Address of Beneficial Owners of Common Stock	Number of shares beneficially owned(1)	% of Common Stock
Amos Kohn	-	- - -
Darren Magot	-	- - -
Marcus Charuvastra	-	- - -
David J. Katzoff	-	- - -
Douglas Gintz
Directors and Officers (Five persons)	-	- - -
BitNile Holdings, Inc. (2)	299,773,734	90.3%

(1)	Beneficial ownership percentages are calculated based on 161,704,695 shares of common stock issued and outstanding. Beneficial ownership is determined in accordance with Rule 13d-3 of the Exchange Act.

Represents (i) 129,363,756 shares held by BitNile, Inc., (ii) 16,501 shares held by DPL, (iii) 10,873,314 shares of Common Stock issuable upon conversion of an outstanding convertible promissory note held by DPL in the principal face amount of $101,529, which is convertible into shares at a conversion price of $0.01 per share and (iv) 159,520,163 shares issuable upon conversion of BitNile’s Series A Preferred Stock. BitNile may be deemed to beneficially own the shares beneficially owned by BitNile, Inc. and DPL as BitNile, Inc. and DPL are wholly owned subsidiaries of BitNile. Milton C. Ault, III, the Executive Chairman of BitNile, exercises voting and dispositive power over the shares owned by BitNile. The business address of each of these entities and individuals is 11411 Southern Highlands Parkway, Suite 240, Las Vegas, Nevada 89141.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the names and positions of our executive officers and directors. Directors will be elected at our annual meeting of shareholders and serve for one year or until their successors are elected and qualify. Officers are elected by the Board and their terms of office are, except to the extent governed by employment contract, at the discretion of the Board.

Name	Age	Position
Amos Kohn	62	Chief Executive Officer and Director

Darren Magot	53	Director

Marcus Charuvastra	44	President and Chief Revenue Officer

David J. Katzoff	61	Chief Financial Officer, Secretary and Treasurer

Douglas Gintz	55	Chief Technology Officer

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Set forth below is certain information with respect to the above-named officers and directors:

Amos Kohn has been our Chief Executive Officer and a member of our Board since the date of the Acquisition. Prior thereto, he was the Founder, Chief Executive Officer and a member of the board of directors of the TOGI prior to the Acquisition (the “Former TOGI”), including when its name was Coolisys Technologies, Inc., since its formation in January of 2020. He has led Digital Power, now part of TOGI, for more than 15 years, and currently he is leading TOGI as the chief executive officer and architect of its EVSE portfolio. He served as a director of the Parent from 2003 to 2020, its President and Chief Executive Officer from 2008 to 2017 and President from 2017 to 2020. Prior to his appointment as President and Chief Executive Officer of Digital Power, Mr. Kohn held executive roles with several U.S. and international companies. For more than 30 years, Mr. Kohn has provided leadership, oversight and strategic direction for worldwide privately held and publicly traded companies in the high-technology sector. He holds a Bachelor of Science degree in electrical and electronics engineering and a Certificate of Business Administration from the University of California, Berkeley, and a Major (Ret) at IDF. He named as an inventor on several United States and international patents. We believe that Mr. Kohn’s extensive executive-level management experience in diversified industries expanding companies into new markets including power electronics, eMobility, telecommunications and defense give him the qualifications and skills to serve as one of our directors.

Darren Magot served as our Chief Executive Officer from March 2022 through the date of the Acquisition. He remains a member of the Board. Mr. Magot currently serves the Senior Vice President of BitNile, Inc., a wholly owned subsidiary of the Parent (“BNI”), since February 2022, and as a member of the board of directors of Ault & Company, Inc., since his appointment in July 2018. Mr. Magot has served as the Chief Executive officer and sole member of the Board of Directors of AC Management, Inc., and AMRE Management, Inc., since October 2020 and previously served as the Chief Executive Officer and as a director of Ault Alliance, Inc., a wholly owned subsidiary of the Parent, from January 2019 to February 2022. Mr. Magot has over 30 years of experience in sales and sales management, financial management, and business development with companies in both the private and public sector. A proven leader in all functional areas of both private and public organizations, with a track record in successful financial and operational leadership, he holds a bachelor's degree in Finance from California State University. We believe that Mr. Magot’s expertise in strategic planning, development, organizational change and efficiency for disruptive and emerging technologies give him the qualifications and skills to serve as one of our directors.

Marcus Charuvastra has served as our President since the Acquisition. Prior thereto, he served as the President of the Former TOGI since January 2022 and previously served as its Chief Revenue Officer since June 2021. Mr. Charuvastra is an accomplished leader with 20 years of experience in strategic planning, sales, services, marketing and business and organizational development. Mr. Charuvastra spent nine years at Targeted Medical Pharma, Inc. serving as Vice President of Operations and as the Managing Director of this microcap biotech start-up, from 2012 to May 2021. During his tenure, he was instrumental in guiding Targeted Medical Pharma’s initial public offering. Mr. Charuvastra was previously Director of Sales and Marketing at Physician Therapeutics from 2009 to 2012 and was responsible for building the sales and distribution network in the United States and abroad. He is a graduate of University of California Los Angeles.

David J. Katzoff has served as our Chief Financial Officer since December 2021. Mr. Katzoff has served as Senior Vice President of Finance for the Parent since January 2019. Mr. Katzoff currently serves as the Chief Financial Officer of Alzamend Neuro, Inc., a biotechnology firm dedicated to finding the treatment, prevention and cure for Alzheimer’s Disease, for which he served as its Chief Operating Officer from December 2020 to August 2022. From November 2019 to December 2020, Mr. Katzoff served as Alzamend’s Senior Vice President Operations. From 2015 to 2018, Mr. Katzoff served as Chief Financial Officer of Lumina Media, LLC, a privately held media company and publisher of life-style publications. From 2003 to 2017, Mr. Katzoff served a Vice President Finance for Local Corporation, a publicly held local search company. Mr. Katzoff received a B.S. in Business Management from the University of California at Davis.

Douglas Gintz has served as our Chief Technology Officer since the Acquisition. Prior thereto, he served as the Chief Technology Officer of the Former TOGI since February 2021. Mr. Gintz is responsible for driving strategic software initiatives and delivering key technologies essential to the market penetration of our EV charging solutions business. Mr. Gintz has over 30 years of hands-on experience bringing products to market. Specializing in emerging technologies, Mr. Gintz has developed manufacturing compliance systems, DNA reporting engines, medical billing software, e-commerce applications, and retail software for companies ranging from startups to multinational corporations. Mr. Gintz also currently serves as the Chief Technology Officer and Director of Global Technology Implementation for the Parent since February 2021. Mr. Gintz's previous leadership roles include Chief Executive Officer of Pacific Coders, LLC. from August 2002 to January 2022; Chief Technology Officer of Endocanna Health, Inc. from January 2019 to January 2021; Mr. Gintz served at Targeted Medical Pharma, Inc., a publicly-traded microcap, as Chief Marketing Officer and Technology Officer from January 2018 to December 2019, and Chief Technology Officer and Chief Information Officer from January 2012 to May 2016.

Election of Directors and Officers

Directors are elected to serve until the next annual meeting of shareholders and until their successors have been elected and qualified. Officers are appointed to serve until the meeting of the Board following the next annual meeting of shareholders and until their successors have been elected and qualified.

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Audit Committee

We do not have any committees of the Board. Consequently, the Board serves as the Audit Committee.

Director Independence

We do not currently have any independent directors. We evaluate independence by the standards for director independence established by Marketplace Rule 5605(a)(2) of the Nasdaq Stock Market, Inc.

Code of Ethics

Our Board has not adopted a Code of Ethics due to our size and lack of employees.

Family Relationships

None.

Legal Proceedings

Our directors and executive officers have not been involved in any of the following events during the past ten years:

1.	any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting his involvement in any type of business, securities or banking activities or to be associated with any person practicing in banking or securities activities;

4.	being found by a court of competent jurisdiction in a civil action, the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5.	being subject of, or a party to, any federal or state judicial or administrative order, judgment decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.	being subject of or party to any sanction or order, not subsequently reversed, suspended, or vacated, of any self-regulatory organization, any registered entity or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Change of Control Arrangements

We have no pension or compensatory plans or other arrangements which provide for compensation to our directors or officers in the event of a change in our control. There are no arrangements known to us the operation of which may at a later date result in a change in control of our company.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

BitNile will continue to perform certain administrative services for TOGI. These services include certain use of BitNile’s management information system, assist in the preparation of federal and state tax returns and certain cash management services.

Imperalis Note

On December 15, 2021, Digital Power Lending, LLC (“DPL”), a wholly-owned subsidiary of BitNile, entered into an exchange agreement with IMHC pursuant to which IMHC issued to DPL a convertible promissory note (the “December Note”) in the principal amount of $101,529, in exchange for prior promissory notes dated August 18, 2021 and November 5, 2021 issued by IMHC to DPL in the aggregate principal amount of $100,000, which had accrued and unpaid interest of $1,529 as of the December 15, 2021. The terms of the December Note provide for (i) an interest rate at 10% per annum, (ii) a maturity date of December 15, 2023, and (iii) conversion of the principal, together with accrued but unpaid interest thereon, into shares of IMHC’s Common Stock at DPL’s option at a conversion price of $0.01 per share.

Securities Purchase Agreement

As previously reported on a Current Report on Form 8-K filed by IMHC on March 21, 2022, on March 20, 2022, BitNile and IMHC entered into a Securities Purchase Agreement (the “Agreement”) with Former TOGI. Pursuant to the Agreement, at the closing of the Agreement (the “Closing”), which occurred on September 6, 2022 (the “Closing Date”), BitNile (i) delivered to IMHC all of the outstanding shares of common stock of Former TOGI held by BitNile, and (ii) eliminated all of the intracompany accounts between BitNile and the Former TOGI evidencing historical equity investments made by BitNile to the Former TOGI, in the approximate amount of $36,000,000, all in consideration for the issuance by IMHC to BitNile (the “Acquisition”) of an aggregate of 25,000 newly designated shares of Series A Preferred Stock (the “Series A Preferred Stock”), with each such share having a stated value of $1,000. The Series A Preferred Stock has an aggregate liquidation preference of $25 million, is convertible into shares of IMHC’s common stock, par value $0.001 per share (the “Common Stock”) at BitNile’s option, is redeemable by BitNile, and entitles BitNile to vote with the Common Stock on an as-converted basis.

Immediately following the Closing Date, the Former TOGI became a wholly-owned subsidiary of IMHC. IMHC intends to dissolve its dormant subsidiary. Further, IMHC and TOGI closed an upstream merger whereby TOGI merged with and into IMHC and ceases to exist. Upon consummation of the merger, IMHC acquired two operating subsidiaries, TOGT and Digital Power. IMHC continues the existing business operations of TOGI as a publicly-traded company under the name Imperalis Holding Corp., but intends to change the registrant’s name to TurnOnGreen, Inc. as soon as practicable after mailing of this Information Statement.

Policies and Procedures for Related Party Transactions

The TurnOnGreen audit committee will have the primary responsibility for reviewing and approving or disapproving “related party transactions,” which are transactions between TurnOnGreen and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. The policy regarding transactions between TurnOnGreen and related persons will provide that a related person is defined as a director, executive officer or greater than 5% beneficial owner of common stock, in each case since the beginning of the most recently completed year, and any of their immediate family members. An investor may obtain a written copy of this policy, once adopted, by sending a written request to TurnOnGreen, Inc., 1421 McCarthy Blvd, California 95035, Attention: Legal Department. TurnOnGreen’s audit committee charter that will be in effect will provide that the audit committee shall review and approve or disapprove certain related party transactions, including material transactions with BitNile.

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CORPORATE GOVERNANCE

Director Independence

We do not have any independent directors.

Board Committees

Our Board does not have any committees, as companies whose securities are not traded on a national exchange are not required to have Board committees. However, at such time in the future that we appoint independent directors on our Board, we expect to form the appropriate Board committees and identity an audit committee financial expert. All functions of an audit committee, nominating committee and compensation committee are and have been performed by our Board.

Board Oversight

Our management is responsible for managing risk and bringing the most material risks facing the Company to the Board’s attention. Because we do not yet have separately designated committees, the entire Board has oversight responsibility for the processes established to report and monitor material risks applicable to the Company relating to (1) the integrity of the Company’s financial statements and review and approve the performance of the Company’s internal audit function and independent accountants, (2) succession planning and risk related to the attraction and retention of talent and to the design of compensation programs and arrangements, and (3) monitoring the design and administration of the Company’s compensation programs to ensure that they incentivize strong individual and group performance and include appropriate safeguards to avoid unintended or excessive risk taking by Company employees.

Director Nominations

There has not been any defined policy or procedure requirements for shareholders to submit recommendations or nomination for directors. The Board of Directors does not believe that a defined policy with regard to the consideration of candidates recommended by shareholders is necessary at this time because, given the early stages of the Company’s development, a specific nominating policy would be premature and of little assistance until the Company’s business operations are at a more advanced level.

Shareholder Communication with the Board

The Board of Directors does not currently provide a process for shareholders to send communications to the Board of Directors because management of the Company believes that until this point it has been premature to develop such processes given the limited liquidity of the common stock of the Company. However, the new management of the Company may establish a process for shareholder communications in the future.

EXECUTIVE COMPENSATION

Summary Compensation Table

IMHC did not pay any compensation to its Chief Executive Officer during the last two fiscal years through the Acquisition and there were no executive officers serving as of the end of the last two fiscal years whose compensation exceeded $100,000.

The following table sets forth summary compensation information for the following persons, which provides the figures for IMHC following the Acquisition: (i) all persons serving as our principal executive officer during the years ended December 31, 2021 and 2020, and (ii) our two other most highly compensated executive officers who received compensation during the years ended December 31, 2021 and 2020 of at least $100,000 and who were executive officers on December 31, 2021. We refer to these persons as our “named executive officers” in this Information Statement. The following table includes all compensation earned by the named executive officers for the respective period, regardless of whether such amounts were actually paid during the period:

Name and principal position	Year	Salary ($)		Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Amos Kohn	2021	350,000		2,500			30,640	383,140
Chief Executive Officer	2020	350,000					30,247	380,247
Marcus Charuvastra	2021	92,387	(1)	27,250			751	120,388
President and Chief Revenue Officer	2020	-						-

(1)       Mr. Charuvastra’s annual salary is $125,000. The figure in the table reflects the fact that he was hired on April 6, 2021.

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Employment Agreements

As of the date of this Information Statement, we have no contract, agreement, plan or arrangement, whether written or unwritten, that provides for payments to an executive officer at, following or in connection with any termination, including without limitation, resignation, severance, retirement or a constructive termination of an executive officer, or a change in control of our company or a change in the executive officer’s responsibilities, with respect to each executive officer.

Termination Provisions

As of the date of this Information Statement, we have no contract, agreement, plan, or arrangement, whether written or unwritten, that provides for payments to a Named Executive Officer at, following, or in connection with any termination, including without limitation resignation, severance, retirement or a constructive termination of a Named Executive Officer, or a change in control of the Company or a change in the Named Executive Officer’s responsibilities, with respect to each Named Executive Officer, other than with respect to Mr. Kohn.

Outstanding Equity Awards at Fiscal Year End

As of December 31, 2021 none of our Named Executive Officers held any unexercised options, stock that have not vested, or other equity incentive plan awards.

Director Compensation

To date, we have not paid any of our directors any compensation for serving on our Board.

DESCRIPTION OF SECURITIES

Common Stock

We are authorized to issue 200,000,000 shares of Common Stock. As of the date of this Information Statement, there were 161,704,695 shares of Common Stock issued and outstanding.

The holders of Common Stock have equal ratable rights to dividends from funds legally available therefore, when, as and if declared by our Board. Holders of Common Stock are also entitled to share ratably in all of IMHC’s assets available for distribution to holders of Common Stock upon liquidation, dissolution or winding up of the affairs of IMHC.

The holders of shares of our Common Stock do not have cumulative voting rights, which means that the holders of more than 50% of such outstanding shares, voting for the election of directors, can elect all of the directors to be elected, if they so choose, and in such event, the holders of the remaining shares will not be able to elect any of our directors. The holders of 50% percent of the outstanding Common Stock constitute a quorum at any meeting of shareholders, and the vote by the holders of a majority of the outstanding shares or a majority of the shareholders at a meeting at which quorum exists are required to effect certain fundamental corporate changes, such as liquidation, merger or amendment of our articles of incorporation.

Voting Rights

Except as otherwise required by law or as may be provided by the resolutions of the Board of Directors authorizing the issuance of common stock, all rights to vote and all voting power shall be vested in the holders of common stock. Each share of Common Stock shall entitle the holder thereof to one vote.

No Cumulative Voting

Except as may be provided by the resolutions of the Board of Directors authorizing the issuance of Common Stock, cumulative voting by any shareholder is expressly denied.

Rights upon Liquidation, Dissolution or Winding-Up of the Company

Upon any liquidation, dissolution or winding-up of the corporation, whether voluntary or involuntary, the remaining net assets of the Company shall be distributed pro rata to the holders of the common stock.

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Preferred Stock

The Company is authorized to issue up to 10,000,000 shares of Preferred Stock, par value $0.001. The Preferred Stock may be issued in one or more classes or series by the board of directors, who has the authority to designate the rights, preferences, and other aspects of each class or series of Preferred Stock.

We refer you to our Articles of Incorporation, any amendments thereto, Bylaws, and the applicable provisions of the Nevada Revised Statutes for a more complete description of the rights and liabilities of holders of our securities.

Description of the Series A Preferred Stock

There are 25,000 shares of Series A Preferred Stock issued and outstanding. Each share of Series A Preferred Stock has a stated value of $1,000, for an aggregate value of $25 million.

In the event that TOGI shall be liquidated, dissolved or wound up, then before any distribution or payment shall be made to the holders of any Common Stock or any other class or series of junior stock, the holders of Series A Preferred Stock shall be entitled to receive liquidating distributions in an amount equal to the stated value for each share of Series A Preferred Stock held by such holders.

Dividends on the Series A Preferred Stock shall accrue daily and be cumulative from, and including, the date of original issue and shall be payable quarterly on the last day of each calendar quarter out of funds legally available therefor, at the rate of eight percent (8%) per annum based on a 360 day calendar year.

Each holder shall be entitled to vote on an “as converted” basis with holders of outstanding shares of Common Stock, voting together as a single class, with respect to any and all matters presented to the stockholders for their action or consideration. For so long as the holder shall continue to hold any shares of Series A Preferred Stock issued to it on the date of the Acquisition, the holder shall be entitled to elect a number of directors to the Board of Directors equal to a percentage determined by the number of Series A Preferred Stock beneficially owned by the holders, determined on an “as converted” basis, divided by the sum of the number of shares of Common Stock outstanding plus the number of Series A Preferred Stock outstanding on an “as converted” basis

Each share of Series A Preferred Stock may be convertible at the holder’s option into shares of Common Stock of the Company where the conversion price shall be the stated value of each share of Series A Preferred Stock divided by eighty percent (80%) of the volume weighed average price (“VWAP”) of the Company’s Common Stock over the ten (10) days immediately preceding the date of conversion. The conversion price will be subject to standard anti-dilution provisions in connection with any stock split, stock dividend, subdivision or similar reclassification of the Common Stock as well as carry full ratchet protection.

Upon the one-year anniversary of the Acquisition, the shares of Series A Preferred Stock shall be subject to redemption in cash at the option of the holder in an amount per share equal to the stated value plus all accrued and unpaid dividends thereon.

Options

None.

Warrants

None.

Liability and Indemnity of Directors and Officers

Our bylaws provide that we may indemnify our officers, directors, employees, agents and any other persons to the maximum extent permitted by the Nevada Revised Statutes.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Contact the SEC at 1-800-SEC-0330 for further information on the operation of the Public Reference Room.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

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By Order of the Board of Directors,

/s/ Amos Kohn

Amos Kohn
Chief Executive Officer and Chairman of the Board

September ___, 2022

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